EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Summit Therapeutics Inc. (the “Company”) for the quarter ended September 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2023
By:	/s/ Robert W. Duggan
	Name:	Robert W. Duggan
	Title:	Chairman and Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 7, 2023
By:	/s/ Maky Zanganeh
	Name:	Dr. Maky Zanganeh
	Title:	Executive Director, Co-Chief Executive Officer, and President
(Principal Executive Officer)
Date: November 7, 2023
By:	/s/ Ankur Dhingra
	Name:	Ankur Dhingra
	Title:	Chief Financial Officer
(Principal Financial Officer)